American Century Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated November 4, 2016 ■ Statement of Additional Information dated March 1, 2016

The following is added to the Accounts Managed table on pages 44 and 45 of the statement of additional information and the information is provided as of October 28, 2016.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steven Rossi(1)	Number of Accounts	6	3	0
	Assets	$6.4 billion(2)	$317.0 million	N/A

[1]	Information is provided as of October 28, 2016.

[2]	Includes $813.8 million in Balanced.

The following is added to the Ownership of Securities table on page 48 of the statement of additional information and the information is provided as of October 28, 2016.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Balanced
Steven Rossi(1)(2)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

[2]	Information is provided as of October 28, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-90917 1611